As filed with the Securities and Exchange Commission on April 29, 1997

                                                           SEC File Nos. 2-78975
                                                                        811-3548

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    Pre-Effective Amendment No.                            [ ]

    Post-Effective Amendment No. 16                        [X]

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

    Amendment No. 17                                       [X]


                              MAP-GOVERNMENT FUND, INC.
                  (Exact Name of Registrant as Specified in Charter)

                   520 Broad Street, Newark, New Jersey  07102-3111
                       (Address of Principal Executive Offices)

         Registrant's Telephone Number, including Area Code:  1-800-559-5535

                                 Kathleen M. Koerber

                                      President
                              MAP-Government Fund, Inc.
                                   520 Broad Street
                            Newark, New Jersey  07102-3111
                       (Name and Address of Agent for Service)

                     Please send copies of all communications to:

                                Stephen E. Roth, Esq.
                         Sutherland, Asbill & Brennan, L.L.P.
                            1275 Pennsylvania Avenue, N.W.
                             Washington, D.C.  20004-2404

This amendment shall become effective on May 1, 1997, pursuant to Rule 485(b) under the Securities Act of 1933.

--------------------------------------------------------------------------------

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the registrant has registered an indefinite amount of common shares. The registrant's Rule 24f-2 notice was filed with the Commission on February 20, 1997.

                             MAP - GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------

                                CROSS REFERENCE SHEET

    Cross reference sheet showing location in the Prospectus of information required by the Items in Part A of Form N-1A.


    ITEM NUMBER         HEADING IN PROSPECTUS
    -----------         ---------------------

         1              Cover Page

         2              Fee Table

         3              Financial Highlights
                        Performance Related Information

         4              The Fund, Its Investment Objective and Policies.

         5              Management of the Fund

         6 Capital Stock; Cover Page; Dividends and Capital Gains Distributions; Tax Considerations

         7              How to Purchase Fund Shares; Net Asset Value;
                        Shareholder Services; Master Account Plan; How to Exchange Fund Shares; Retirement Plans

         8              How to Redeem Fund Shares

         9              *


--------------------------------------------------------------------------------

    *    Indicates inapplicable or negative.

                             MAP - GOVERNMENT FUND, INC.

--------------------------------------------------------------------------------

                                CROSS REFERENCE SHEET

       Cross reference sheet showing location in the Statement of Additional Information of information required by the Items in Part B of Form N-1A.


                           HEADING IN STATEMENT OF
                           -----------------------
       ITEM NUMBER         ADDITIONAL INFORMATION
       -----------         ----------------------

            10             Cover Page

            11             Table of Contents

            12             General Information and History

            13             Investment Restrictions

            14             Management of the Fund

            15             Management of the Fund

            16             Investment Advisory and Other Services

            17             *

            18             *

            19             Purchase, Exchange, Redemption Pricing of Securities;
                           Retirement Plans

            20             Taxes

            21             Investment Advisory and Other Services

            22             The Fund's Yield

            23             Financial Statements **

--------------------------------------------------------------------------------

       *  Indicates inapplicable or negative.

    ** Financial Statements are incorporated by reference to the 1996 Annual Report to Shareholders.

                           MAP-GOVERNMENT FUND, INC.
                              A MONEY MARKET FUND


    MAP-Government Fund, Inc. (the "Fund") is a no-load open-end management investment company. It seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity through investments in a diversified portfolio of short-term debt securities issued or guaranteed as to principal and interest by the United States Government, its agencies or instrumentalities, and in repurchase agreements with banks and securities dealers relating to such securities.

    THIS PROSPECTUS SETS FORTH CONCISELY THE INFORMATION ABOUT THE FUND THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. ADDITIONAL INFORMATION ABOUT THE FUND HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") IN A STATEMENT OF ADDITIONAL INFORMATION WHICH IS INCORPORATED HEREIN BY REFERENCE. THE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE UPON REQUEST AND WITHOUT CHARGE FROM FIRST PRIORITY INVESTMENT CORPORATION, 520 BROAD STREET, NEWARK, NEW JERSEY 07102, ATTN: MAP-GOVERNMENT FUND, INC., OR BY TELEPHONING 1-800-559-5535. SHAREHOLDER INQUIRIES MAY BE MADE TO THE SAME ADDRESS OR TELEPHONE NUMBER.

                               TABLE OF CONTENTS

                                                    PAGE
FEE TABLE......................................           2
FINANCIAL HIGHLIGHTS...........................           3
PERFORMANCE RELATED INFORMATION................           4
THE FUND, ITS INVESTMENT OBJECTIVE AND
  POLICIES.....................................           4
United States Government Securities............           4
Repurchase Agreements..........................           5
Reverse Repurchase Agreements..................           5
Other Investment Policies......................           5
MANAGEMENT OF THE FUND.........................           6
HOW TO PURCHASE FUND SHARES....................           6
Additional Factors.............................           8
HOW TO EXCHANGE FUND SHARES....................           9
HOW TO REDEEM FUND SHARES......................          10
NET ASSET VALUE................................          12

                                                    PAGE

SHAREHOLDER SERVICES...........................          13
Automatic Monthly Investment Plan..............          13
Systematic Withdrawal Plan.....................          13
Retirement Plans...............................          13
Gift Transfer..................................          14
MASTER ACCOUNT PLAN............................          14
Automatic Premium and Other Payments...........          14
Accidental Death Benefit.......................          14
Authorizations.................................          15
CAPITAL STOCK..................................          15
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS......          15
TAX CONSIDERATIONS.............................          16
STATEMENT OF ADDITIONAL INFORMATION -- Table of
  Contents.....................................          17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK; FURTHER, SUCH SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PURCHASES OF THE FUND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.


 THE DATE OF THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION IS MAY
                                    1, 1997.

                           MAP-GOVERNMENT FUND, INC.
                                   FEE TABLE

    The purpose of the Fee Table below is to help shareholders investing in the Fund to understand the various Fund expenses that are, in effect, passed on to the shareholders. The Fee Table, including the Example below, shows expenses that are deducted from the assets of the Fund. For a description of these expenses and the services provided to the Fund, see "Management of the Fund".


SHAREHOLDER TRANSACTION EXPENSES

    Exchange fee*.......................................................................  $   4.50

ANNUAL FUND OPERATING EXPENSES (1996)

    (As a Percentage of Average Net Assets)
    Management fees.....................................................................       .40%
    Other expenses......................................................................       .22%
                                                                                          ---------
    Total...............................................................................       .62%
                                                                                          ---------
                                                                                          ---------



EXAMPLE


    A $1,000 investment in the Fund would be subject to the expenses indicated, assuming (1) a 5% annual return and (2) redemption (no charges imposed upon redemption) at the end of each time period shown:


  1 YEAR       3 YEARS      5 YEARS      10 YEARS
-----------  -----------  -----------  -------------
 $       6    $      20    $      35     $      77


    This Example should not be considered a representation of past or future expenses for the Fund. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the Example is not an estimate or guarantee of future investment performance.
------------


 * There is a $4.50 fee per exchange in excess of the first four exchanges per year deducted from the Shareholder's Account in the fund from which the exchange took place. (See "How to Exchange Fund Shares".)

                              FINANCIAL HIGHLIGHTS
                          MAP - GOVERNMENT FUND, INC.



Selected data for each share of capital stock outstanding throughout the years indicated:



                                                                      YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------------
                                       1996     1995     1994     1993     1992     1991     1990     1989     1988     1987
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Year.............................  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
Net investment income..............    0.048     0.052    0.035    0.025    0.034    0.054    0.073    0.084    0.068    0.058
Dividends from net investment
  income...........................   (0.048 )  (0.052)  (0.035)  (0.025)  (0.034)  (0.054)  (0.073)  (0.084)  (0.068)  (0.058)
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, End of Year.......  $  1.00   $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Total Return.......................     4.87%     5.17%    3.53%    2.49%    3.36%    5.38%    7.32%    8.32%    6.84%    5.78%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Year
  (thousands)......................  $109,755  $81,025  $89,518  $55,008  $42,850  $38,555  $35,434  $30,493  $30,816  $24,094
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets...........................     0.62%     0.69%    0.73%    0.74%    0.75%    0.75%    0.75%    0.75%    0.75%    0.81%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets...............     4.76%     5.17%    3.53%    2.49%    3.36%    5.38%    7.32%    8.32%    6.84%    5.78%
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------
                                     --------  -------  -------  -------  -------  -------  -------  -------  -------  -------



See notes to financial statements.



The information for the five years ended December 31, 1996 in the table above is taken from the Fund's audited financial statements, which have been incorporated by reference into the Fund's Statement of Additional Information from the Fund's 1996 Annual Report to Shareholders. Further information about the Fund's performance is also contained in the Annual Report. The Fund will furnish without charge an additional copy of the Annual Report upon request made to First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, or by telephoning 1-800-559-5535.

                        PERFORMANCE RELATED INFORMATION

    The Fund may from time to time advertise its "yield" and "effective yield". Both yield figures are based upon the Fund's past performance only and are not intended to be an indication of future performance. Set forth below is the manner in which the data contained in such advertisements will be calculated.


    The "yield" of the Fund refers to the income (less expenses) generated by an investment in the Fund over a seven-day period (which period will be stated in any advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. For an explanation of the calculation of "yield" and "effective yield", see the Fund's Statement of Additional Information.


                THE FUND, ITS INVESTMENT OBJECTIVE AND POLICIES

    The Fund was incorporated under the laws of Maryland on May 27, 1982. The Fund is registered with the SEC as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "Act"). The Mutual Benefit Life Insurance Company ("Mutual Benefit Life") provided the Fund's initial capital on November 10, 1982, by buying, for investment purposes, 500,000 shares of capital stock at $1.00 per share.


    MBL Life Assurance Corporation ("MBL Life") succeeded Mutual Benefit Life as sponsor of the Fund. Certain subsidiaries and affiliates of MBL Life also invest in the Fund. As of April 1, 1997, MBL Life subsidiaries' and affiliates' direct investment in the Fund represented 78% of the Fund. Such a percentage of ownership may be deemed to constitute "control" of the Fund, as that term is defined in the Act. The percentage of ownership interest may be reduced over time. Since May 1, 1994, the stock of MBL Life has been part of a Stock Trust with the Commissioner of Banking and Insurance of New Jersey as the sole Trustee.


    The Fund offers smaller investors the opportunity to participate, on a pooled basis, in those types of government securities in which the Fund invests, which are normally available through block purchases and in larger denominations. An investment in the Fund affords the advantages of diversification and a high degree of liquidity. Furthermore, the investor is relieved of many administrative burdens associated with the direct purchase of short-term Government securities.

    The Fund's investment objective is to provide its shareholders as high a level of current income as is consistent with the preservation of capital and liquidity through investments in the following securities and repurchase agreements relating thereto.

UNITED STATES GOVERNMENT SECURITIES

    In an effort to achieve this objective, the Fund will invest in obligations issued or guaranteed as to principal and interest by the United States Government, or its agencies or instrumentalities ("Government Securities"). However, no obligation having a remaining maturity of greater than 397 days will be purchased by the Fund. Direct obligations of the United States Government include Treasury Bills, which may have maturities up to one year; Treasury Notes, which have maturities of one to seven years; and Treasury Bonds, which generally have maturities of five years or more.

    The Fund may also purchase securities of agencies and instrumentalities of the United States Government. Federal agencies include, among others, the Federal Housing Administration, Government National Mortgage

Association, Farmers Home Administration, Export-Import Bank of the United States, Maritime Administration, General Services Administration and Tennessee Valley Authority. Instrumentalities include, for example, the Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Farm Credit System (Banks for Cooperatives, Federal Intermediate Credit Banks, and Federal Land Banks) and the United States Postal Service. Some of the securities are backed by the full faith and credit of the United States or guaranteed by the United States Treasury. Obligations of some of the agencies and instrumentalities are supported only by the issuing agency's or instrumentality's right to borrow from the United States Treasury and others are supported only by the issuer's own credit. The latter two may be no guarantee against default.

REPURCHASE AGREEMENTS


    Repurchase agreements, which may be entered into by the Fund, involve the purchase of Government Securities with the concurrent agreement by the seller, a bank or securities dealer, to repurchase the securities at an agreed upon price and date. The repurchase price exceeds the cost of the securities subject to the agreement, thereby providing a determinable yield for the holding period. They are fully collateralized by the purchased securities and are considered loans under the Act. During the term of a repurchase agreement, the seller will be required to provide such additional collateral as is necessary to maintain the value of all the collateral under a repurchase agreement at a level at least equal to the repurchase price. The Fund will make payment for such securities only upon delivery or evidence of book entry transfer to the Custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines. It might also incur disposition costs in connection with the liquidation of the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Although repurchase agreements are generally short-term investments, the Fund may enter into such agreements for a longer term, but in no event will the Fund acquire a repurchase agreement having a repurchase date more than 397 days after the date of acquisition. Repurchase agreements afford an opportunity for the Fund to earn a higher return on temporarily available cash than would otherwise be the case.


REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements, which the Fund may also enter into, involve the sale of any of the securities held by the Fund, with an agreement to repurchase at an agreed upon price, date, and interest payment. They are considered borrowings under the Act and may represent a form of leveraging. The Fund will use the proceeds of reverse repurchase agreements to make other investments which either mature or are under an agreement to resell at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The Fund may utilize reverse repurchase agreements only if the interest income to be earned from the investment of proceeds of the transaction is greater than the interest expense of the reverse repurchase transaction. Reverse repurchase agreements will only be entered into with a bank or securities dealer and only under circumstances where the repurchase date is not more than 397 days after the date on which the reverse repurchase agreement is entered.

    If prevailing interest rates rise during the term of a reverse repurchase agreement, the value of the securities to be repurchased by the Fund, as well as the value of the securities purchased with the proceeds, ordinarily will decline. In these circumstances, entering into reverse repurchase agreements may adversely affect the Fund's ability to maintain a net asset value of $1.00 per share.

OTHER INVESTMENT POLICIES

    Although it is the Fund's objective to make investments for income, it may engage in some short-term trading to take advantage of market variations and sell any portfolio investment before it matures to protect principal, improve liquidity or enhance yield.

    The value of the Fund's portfolio will vary inversely to changes in prevailing interest rates. If interest rates increase after the purchase of a security, its value normally will decline. Conversely, a drop in interest rates normally will result in an increase in the security's value. These changes, however, will not generally result in gains or losses for the Fund since it intends usually to hold its investments until the entire principal and accrued interest is due. For purposes of sales and redemptions, the Fund expects to maintain a net asset value of $1.00 per share. (See "Net Asset Value".)

    The investment objective and policies stated above may be changed without shareholder approval. If there is a change in investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.


    The Fund is subject to certain investment restrictions which are considered fundamental policies and which unlike the other investment policies described herein, cannot be changed without approval of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund. Among these restrictions, the Fund will not enter into repurchase agreements if, as a result thereof, more than 10% of the Fund's total assets would be subject to repurchase agreements maturing in more than seven days. The Fund also will not enter into reverse repurchase agreements if the Fund's obligations under all reverse repurchase agreements would be greater than 20% of the Fund's total assets. The Fund may borrow money, or mortgage, pledge or hypothecate its assets only in limited circumstances and never in excess of 5% of its total assets taken at cost. The Fund's investment restrictions are more fully described in the Statement of Additional Information, "Investment Restrictions".


                             MANAGEMENT OF THE FUND

    The Fund's Board of Directors and officers are responsible for its management. The officers carry out the Fund's day-to-day functions, subject to the supervision of the Fund's Board of Directors, which has final responsibility for the management of the Fund's affairs and which may exercise such responsibility between meetings through an Executive Committee.


    First Priority Investment Corporation ("First Priority"), a registered investment adviser under the Investment Advisers Act of 1940, is the Fund's investment adviser. First Priority became the Fund's investment adviser on May 1, 1994. First Priority, incorporated in 1993 under the laws of New Jersey, is a wholly-owned indirect subsidiary of MBL Life. First Priority is also a registered broker/dealer under the Securities Exchange Act of 1934, and a member of the National Association of Securities Dealers, Inc. First Priority is also the Fund's distributor. First Priority also engages in the sale of other investment company securities and other financial products.



    Under its Investment Advisory Agreement with the Fund, First Priority provides the Fund with investment advisory and management services and, subject to the authority of the Board of Directors, is responsible for overall management of the Fund's business affairs. A description of the services provided by First Priority pursuant to the Investment Advisory Agreement appears in the Fund's Statement of Additional Information, "Investment Advisory and Other Services". First Priority also serves as investment adviser to MBL Variable Contract Account-7, a separate account of MBL Life registered under the Act.



    Under the Investment Advisory Agreement, the Fund pays First Priority a periodic fee at the annual rate of .40% of the first $300,000,000 of the Fund's net assets, .35% of the next $400,000,000 of such value and .30% of such value in excess of $700,000,000. The fee is computed and accrued daily and paid quarterly.


                          HOW TO PURCHASE FUND SHARES

    Shares of the Fund are offered at net asset value, with no sales charge. The minimum initial investment is $1,000; or $250 in the case of an individual retirement account or payroll deduction plan; or $500 if shares are purchased under a self-employed persons retirement plan. Each subsequent investment must be at least $50. However, under the Automatic Monthly Investment Plan described below, and any payroll deduction plan, subsequent investments may be $25 or more. The Fund's Board of Directors reserves the right to change or waive the minimum purchase requirements.


    Shares are sold at the net asset value next determined after an order and Federal Funds are received in Boston by the Transfer Agent. Share purchases will be effective at that time. (See "Net Asset Value".) Shares will not be purchased until Federal Funds are received, either directly or by conversion of checks or bank wire funds, as described below.

    Federal Funds are immediately available monies held in a bank's account with a Federal Reserve Bank. They are required by the Fund in order to settle its portfolio securities purchases and be as fully invested as practicable in order to maximize the Fund's yield. Share purchases paid for in other than Federal Funds will take longer to effect because of the time required to convert payments into Federal Funds. Shares may be purchased by any of the following methods:


    BY MAIL. An account may be opened and shares purchased by completing the Application and mailing it together with a check payable to MAP-GOVERNMENT FUND, INC. OR STATE STREET BANK & TRUST COMPANY, for not less than $1,000 ($250 if shares are purchased under an individual retirement account or automatic monthly deduction plan, or $500 in the case of a self-employed persons retirement plan). All purchases made by check should be in U.S. dollars. Checks made payable to parties other than MAP-Government Fund, Inc. or State Street Bank which are in turn endorsed by and used to make a Fund purchase for a shareholder (i.e. "third party checks") will not be accepted. The Transfer Agent is: STATE STREET BANK & TRUST COMPANY, P. O. BOX 8500, BOSTON, MASSACHUSETTS 02266-8500.


    An Application may be obtained upon request made to: FIRST PRIORITY INVESTMENT CORPORATION, 520 BROAD STREET, NEWARK, NEW JERSEY 07102, ATTN:
MAP-GOVERNMENT FUND, INC., OR BY TELEPHONING 1-800-559-5535.

    Checks must be drawn on a U.S. bank and will be accepted subject to collection in Federal Funds and clearance. Share purchases will be effective on the business day that Federal Funds are available to the Transfer Agent, which generally is the day after receipt of a check for the purchase of shares. However, the Fund generally will not permit the redemption of shares purchased by check (including certified or cashier's check) until the check has cleared. (See "How to Redeem Fund Shares".) Checks returned unpaid will result in the cancellation of the investment and related dividends. All orders are subject to acceptance by the Fund, First Priority or State Street Bank.

    BY FEDERAL FUNDS WIRE. Investors may open an account and make share purchases by having their bank wire Federal Funds to the Transfer Agent.
Purchases with Federal Funds received by the Transfer Agent prior to the determination of net asset value will be effective on the day the Funds are received. Purchases with Federal Funds received after the determination of net asset value will be effective the next day the Transfer Agent is open for business. (See "Net Asset Value".) To invest by Federal Funds wire, you should take the following steps:

    1.  Call the Transfer Agent at the following number:

           1-800-343-0529


       Ask for MAP-Government Fund. The Transfer Agent will request the name, address and social security number that will appear on the account and will give you a Shareholder Account Number.

    2. Your bank should be instructed to wire transfer Federal Funds in the specified amount (not less than $1,000) to the Transfer Agent as follows:

          STATE STREET BOS/ABA #011-000028
          ATTN.: MUTUAL FUNDS DIVISION
          MAP-GOVERNMENT FUND, INC.
          SHAREHOLDER NAME
          SHAREHOLDER ACCOUNT NUMBER

    3. Promptly complete the Application accompanying this Prospectus and mail it to:

          MAP-GOVERNMENT FUND, INC.
          C/O STATE STREET BANK AND TRUST COMPANY
          P. O. BOX 8500
          BOSTON, MA 02266-8500

    Be sure to indicate on the Application that funds were previously sent by Federal Funds wire and include the date and amount of the wire together with all the information called for by the Application.

    Share purchases by Federal Funds wire may only be effected on a day when the Transfer Agent and the Federal Reserve Bank of Boston are both open for business.

    BY BANK WIRE. Investors should follow the same procedures as are outlined above (by Federal Funds Wire) to purchase shares by bank wire. It may not be possible, however, to convert funds received by bank wire into Federal Funds on the same day. If not, they normally will be converted the next day the Transfer Agent is open for business, and shares will be purchased at that time, as described above.

ADDITIONAL FACTORS


    Subsequent investments of $50 or more may be made by following any of the above procedures, except that when purchasing shares by Federal Funds Wire or Bank Wire, investors need not call the Transfer Agent in advance as when an initial investment is made. As banks normally charge a fee for wire transfers, it may be preferable to wire funds only when larger investments are made.



    When purchasing additional shares by mail, checks should be made payable to STATE STREET BANK & TRUST COMPANY OR MAP-GOVERNMENT FUND, INC. and sent to:


       MAP-GOVERNMENT FUND, INC.
       C/O STATE STREET BANK AND TRUST COMPANY
       P. O. BOX 8500
       BOSTON, MA 02266-8500

    Shareholders will receive confirmations of their purchases and redemptions and periodic reports furnishing information as to their accounts. These reports contain forms for the purchase of additional shares which should accompany all subsequent investments made by mail.

    The Fund will not issue certificates for shares purchased unless requested, but investors will have all rights of ownership. Shares for which a shareholder is holding stock certificates must be returned before shares can be exchanged. (See "How To Exchange Fund Shares".) The offering of shares may be suspended or terminated by the Fund without prior notification to investors, and the Fund reserves the right to reject any purchase order in its discretion. Sales of shares will be suspended during any period that the determination of net asset value is suspended. (See "Net Asset Value".) Investors may purchase shares of the Fund through registered broker-dealers who may charge a fee for their services to customers.

    Shares of the Fund also may be acquired under certain plans as described under "Shareholder Services".

                          HOW TO EXCHANGE FUND SHARES


    Shareholders may exchange shares of the Fund for shares of MAP-Equity Fund ("Equity"), a mutual fund investing primarily in equity-type securities, in accordance with the terms of this Prospectus and the then current Equity prospectus. Equity Shareholders may also exchange shares of Equity for shares of the Fund, and reinvest any shares exchanged. Shares of Equity, including shares acquired through reinvestment of dividends or capital gains distribution, which have been exchanged for shares of the Fund, may be reinvested in Equity without an additional sales charge. Shares of the Fund which are exchanged for Equity shares for the first time are subject to the applicable Equity sales charge. If a Fund account has a combination of (1) directly-deposited shares and (2) shares transferred from Equity, any transfer of shares from the Fund to Equity would be taken first from shares in category (2).


    Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request is received by State Street Bank, if such request is received prior to 4:00 p.m. Eastern Time. Requests received after 4:00 p.m. will be valued as of the close of business on the next business day. Shares to be purchased will also be valued as of the close of business on the day that an exchange request is received, if received prior to 4:00 p.m. Eastern Time. Equity shares are purchased subject to a sales charge of up to 4.75% of the offering price, reduced for purchases of $50,000 or more.

    Exchanges are subject to the following restrictions:

    (a) Exchange requests may be in writing, if in proper form (signed exactly as the account is registered and with a signature guarantee if the amount to be exchanged exceeds $25,000); or by telephone, if the shareholder has submitted a completed Telephone Exchange Authorization Form and gives proper account identification.

    (b) The minimum amount permitted for each exchange between existing accounts is $50.

    (c) The minimum amount permitted for an exchange which establishes a new Fund account is $1,000. Exchanges establishing a Fund account for investment by a retirement plan cannot be effected unless the Equity account was established pursuant to a retirement plan.


    (d) A shareholder may exchange shares four times per calendar year free of charge. For exchanges in excess of four, State Street Bank's service fee of $4.50, normally borne by the Fund and Equity, will be charged to the shareholder. The service fee will be deducted from the Shareholder's Account in the fund from which the exchange took place.


    The current prospectus of each fund and current information concerning the operation of the exchange privilege are available through First Priority or through any dealer who has executed an applicable agreement with First Priority. Before exchanging shares, investors should review the Equity prospectus, and consider the differences in investment objectives and policies. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND COULD RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

    The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by either fund upon 60 days' notice except that no notice will be given under extraordinary circumstances, as permitted by applicable law.

    BY TELEPHONE. Shareholders who wish to exercise the exchange privilege between the Fund and Equity by telephone must complete the Telephone Exchange Authorization Form or, when opening a new account, request telephone exchanges on the application. A Telephone Exchange Authorization Form may be obtained upon request made to: FIRST PRIORITY INVESTMENT CORPORATION, 520 BROAD STREET,
NEWARK, NEW JERSEY 07102, ATTN: MAP-GOVERNMENT FUND, INC., OR BY TELEPHONING 1-800-559-5535. A shareholder may effect a telephone exchange on a business day, from 9:00 a.m. to 5:00 p.m. Eastern Time, by calling State Street Bank toll free at 1-800-343-0529. The toll free number accesses a computerized call direction system. A shareholder should follow the instructions given by the system to enable him or her to speak with a service representative. Shareholders will be asked to provide a form of personal identification. State Street Bank reserves the right to record all or part of the telephone conversation. Shareholders will receive confirmations of all telephone exchanges after they are effected.


    Shareholders wishing to utilize the telephone exchange privilege should complete the Telephone Exchange Authorization Form and return it to: STATE STREET BANK, P.O. BOX 8500, BOSTON, MA 02266-8500.

    The Fund has made arrangements with State Street Bank to accept telephone instructions for the exchange of its shares. State Street Bank reserves the right to act on all instructions it reasonably believes to be correct. State Street Bank has represented to the Fund it will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A shareholder who authorizes telephone exchanges will be liable for any loss arising out of unauthorized or fraudulent instructions which the Fund, acting through its Transfer Agent, reasonably believes to be genuine if the procedures selected to guard against unauthorized transactions are followed.

    All telephone exchanges are subject to the terms and conditions set forth in this Prospectus and the Equity Prospectus. The Fund reserves the right to revoke, modify, postpone, suspend or discontinue telephone exchange privileges at any time without prior notice.

                           HOW TO REDEEM FUND SHARES

    Shareholders may redeem all or any portion of their Fund shares at no charge upon request made to the Transfer Agent by any of the means described below. Shares are redeemed at their net asset value next determined after the receipt by the Transfer Agent of the redemption request in proper form. (See "Net Asset Value".) Redemptions may be effected as follows:

    BY  WRITING  A  CHECK.        Shareholders  who  have  completed  the  check
authorization form in the Application may write checks made payable to the order of any person in an amount of not less than $250 or more than $100,000. Dividends will continue to be credited to the shareholder's account until the check is presented to the Transfer Agent for payment. Canceled checks will be returned to the shareholder. Blank checks will be provided by the Fund.

    Checks must be signed exactly as the account is registered with the Fund, except that in the case of joint shareholders, the signature of either shareholder is sufficient. Checks may be used to pay larger bills, taxes or mortgage installments, among other purposes. When presented to the Transfer Agent for payment, a check will be treated like a redemption request and a sufficient number of shares will be redeemed to cover the check. If insufficient shares are in the account, the check will be returned marked "insufficient shares". Checks may also be returned if not properly executed. Checks may not be used to close an account since its total value changes each day because of the daily dividend.

    The check writing service is not available where share certificates have been issued. The Fund reserves the right to terminate or modify the check writing service at any time after notice to shareholders.


    BY TELEPHONE. Shareholders who authorize telephone redemptions in the Application may redeem shares up to $25,000 by telephone instructions to the Transfer Agent, which will wire, direct deposit, or mail the proceeds of redemption to the bank for deposit in the bank account referenced in the Application, except that telephone redemptions of less than $1,000 will be mailed. Wire redemptions of $1,000 or more will be wired the day following the redemption request, and a wire fee charged by the Transfer Agent (currently $8.00 per wire) will be deducted from the proceeds. Any change in the bank account specified in the Application must be made in writing with a signature guarantee as described below for redemptions by mail. Shares to be redeemed will also be valued as of the close of business on the day that a request for redemption is received, if received prior to 4:00 p.m. Eastern Time.


    Redemption instructions may be given by calling the Transfer Agent toll free at 1-800-343-0529.

    Instructions received by the Transfer Agent must include the shareholder's name and account number. The Transfer Agent has advised the Fund that it employs procedures selected to provide adequate safeguards against the execution of unauthorized transactions and reasonably designed to confirm that redemption instructions received by telephone are genuine, including requiring personal identification, tape recording calls, sending redemption proceeds only to pre-authorized shareholder accounts at banks or trust companies, and providing written confirmation. A shareholder who authorizes telephone redemptions will be liable for any loss arising out of unauthorized or fraudulent instructions which the Fund, acting through its Transfer Agent, reasonably believes to be genuine if the procedures selected to guard against unauthorized transactions are followed.

    The Fund reserves the right to terminate or modify the telephone redemption service at any time after notice to shareholders.

    BY MAIL.     You may redeem shares by  sending a written redemption  request to:

                    MAP-GOVERNMENT FUND, INC.
                  C/O STATE STREET BANK AND TRUST COMPANY
                  P. O. BOX 8500
                  BOSTON, MA 02266-8500

    The request must: (a) specify the Fund name, the account number and the number of shares to be redeemed (or the dollar amount to be withdrawn), (b) include a guarantee of each shareholder's signature, in accordance with procedures described below, if the proceeds exceed $25,000 or are being sent to an address other than the address of record (signature guarantees are not required if the "Expedited Redemptions and Redemptions by Mail" section of the Application is completed), and (c) furnish such documents as may be required by the Fund in the case of corporations, trusts, fiduciaries, executors and similar accounts. Contact the Transfer Agent concerning the requirements for these types of redemptions.


    AUTOMATIC REDEMPTIONS.       Shares  may  be redeemed,  automatically  on  a
pre-authorized basis, pursuant to a Systematic Withdrawal described under "Shareholder Services", or to make payments and contributions under life insurance policies and group annuity contracts issued by Mutual Benefit Life and assumed by MBL Life, as discussed under "Master Account Plan". Automatic redemptions will be effected at the net asset value per share determined on the scheduled date of redemptions.


    GENERAL. No redemptions by telephone instructions will be made if the shares to be redeemed are represented by certificates. If the shares to be redeemed are represented by a certificate, the redemption request also must be accompanied by the certificate. The reverse side of each certificate or a stock assignment form must be signed exactly as the shares are registered. In all cases, certificate signatures must be guaranteed in accordance with written procedures adopted by the Transfer Agent pursuant to requirements of the Securities Exchange Act of 1934. These procedures provide that signatures be guaranteed by a bank (as defined in the Federal Deposit Insurance Act), savings association (as defined in the Federal Deposit Insurance Act) or credit union which is listed on the American Bankers Association -- Key to Routing Numbers; a national securities exchange, registered securities association or clearing agency; or broker, dealer, municipal securities broker, government securities broker or government securities dealer which is listed in Standard & Poor's Security Dealers of North America.

    The signature guarantee must appear on the same document as the signature(s) being guaranteed and as close as possible to the endorsement. The signature guarantee must contain the name of the firm, the signature of the individual guarantor with title, if any, and cannot be qualified in any way. If the guarantee presented does not meet the Transfer Agent's requirements, the Transfer Agent will notify the presentor and the guarantor of the rejection within two business days of the rejection.

    The signature guarantee procedures are available from the Transfer Agent at the address and telephone number on the back of this Prospectus.

    Payment for redeemed shares ordinarily will be made within one business day, but not later than seven days, after receipt of a redemption request in proper form. The Fund generally will not wire or mail redemption proceeds until any checks (including certified checks or cashier's checks) received as payment for the purchase of shares to be redeemed have cleared. If checks for the purchase of shares to be redeemed have not cleared, the redemption request will be returned as not being in proper form. A partial redemption will be made to the extent that the shareholder's account includes shares for which full payment has been received. A determination that a check has cleared can be made through the passage of time (customarily 10 days). Any delay in payment of redemption proceeds can be eliminated by purchasing shares by wiring Federal Funds to the Custodian.

    The Fund may suspend the right of redemption or postpone the date of payment on redemption during any period when (a) the New York Stock Exchange is closed (for reasons other than holidays and weekends), or trading on the New York Stock Exchange is restricted, (b) an emergency exists as determined by the SEC, making disposal of the Fund's assets not reasonably practicable, or (c) the SEC has so permitted by order for the protection of the Fund's shareholders.

    Although the Fund will seek to maintain a constant net asset value of $1.00 per share, the proceeds of any redemption may be more or less than the shareholder's cost. Redemptions may be made by shareholders through securities dealers who may charge a fee for their services. Because of the relatively high cost of administering small accounts, the Fund reserves the right to redeem shares at net asset value and close any account that has a value of less than $250. Before any account is closed, the shareholder will be notified that its value is less than the minimum required and will be allowed at least 30 days to make the additional investments necessary to increase the account to $250 or more.

    Redemptions may result in adverse tax consequences to shareholders using the Fund as a funding medium for a tax-favored retirement plan. (See "Shareholder Services -- Retirement Plans".)

                                NET ASSET VALUE

    The net asset value of Fund shares is computed on each day on which the New York Stock Exchange is open for trading, as of the close of regular trading of that Exchange. The net asset value is calculated by dividing the value of the assets of the Fund, less its liabilities, by the total number of shares then outstanding. For purposes of this calculation, all portfolio securities will be valued under the amortized cost method. Under this method, securities are initially valued at cost on their acquisition date; their subsequent value is calculated based on such initial value and assuming a constant accretion of purchase discount or amortization of any purchase premium to maturity. Under the amortized cost method of valuation, the net asset value is unaffected by any unrealized appreciation or depreciation of portfolio securities. Since the Fund ordinarily will hold its investments to maturity, realized or unrealized gains or losses are not expected to be a significant factor in the calculation of net asset value. The Fund's method of valuation is monitored by the Board of Directors on an ongoing basis. The Fund expects to be able to maintain its net asset value at $1.00 per share by using the amortized cost method of valuation, but there is no assurance that events affecting debt securities in general, or particular issuers may not cause an adverse change from $1.00.

                              SHAREHOLDER SERVICES

    The Fund offers the following services to its shareholders. Forms for all of the plans below are available from First Priority.

AUTOMATIC MONTHLY INVESTMENT PLAN

    After the initial investment, shareholders may make regular monthly investments of $25 or more by establishing an Automatic Monthly Investment Plan. Monthly investments are made electronically from the shareholder's bank via the Automated Clearing House. Shareholders may terminate monthly investments at any time without penalty by proper written request to the Transfer Agent. Administrative costs of the Plan are borne by the Fund.

    Automatic investments in shares of the Fund also may be made on a monthly or more frequent basis in accordance with payroll deduction plans that may be established by employers. After the initial investment, the minimum investment by payroll deduction is $25.


SYSTEMATIC WITHDRAWAL PLAN

    Fixed periodic payments may be received by shareholders by establishing a Systematic Withdrawal Plan. Shareholders may establish a Plan by completing a form available from First Priority. Under the Plan, shares are redeemed monthly or quarterly, on the tenth day of the month, to produce the periodic payment requested. The amount of each withdrawal, or payment, must be at least $50. However, this is not a recommended amount and may not be suitable in all cases.

    The redemption of shares to make payments under the Plan will reduce and eventually exhaust the account. Dividends on shares held under a Systematic Withdrawal Plan must be reinvested in additional shares.

    Administrative costs of the Plan are borne by the Fund, but the right is reserved upon notice to the shareholder to make a charge against the shareholder's account. Systematic withdrawals may be terminated or modified at any time upon notice to the shareholder.

RETIREMENT PLANS

    Shares of the Fund may be used as a funding medium under the following retirement plans:

    1. retirement plans qualified for special tax treatment under Section 401 of the Internal Revenue Code of 1986, as amended ("the Code") and adopted by corporations or self-employed individuals ("Qualified Plans");

    2. Individual Retirement Accounts ("IRA Plans") qualified under Section 408(a) of the Code; and

    3.   retirement programs  qualified under Section 403(b)(7)  of the Code and
       established  for  employees  of   certain  educational  institutions   or
       organizations described in 501(c)(3) of the Code.

    A more detailed description of such arrangements appears in the Fund's Statement of Additional Information, "Retirement Plans".


GIFT TRANSFER



    Shareholders may donate shares as a gift to an individual or charity. For information contact First Priority or your financial advisor.


                              MASTER ACCOUNT PLAN

    The Master Account Plan, a service arrangement provided by MBL Life and First Priority used in conjunction with the Fund, provides holders of certain insurance policies and persons covered by certain group annuity contracts assumed by MBL Life with a convenient and efficient means of making payments under policies and contracts with the proceeds of share redemptions. Also under the Master Account Plan, shareholders, under the terms described below, are included in an accidental death insurance policy providing up to $25,000 of benefits.

AUTOMATIC PREMIUM AND OTHER PAYMENTS


    Shareholders may authorize the periodic redemption of their Fund shares with the automatic transfer of proceeds to MBL Life as payment for (a) premiums under life insurance and disability income policies assumed by MBL Life, (b) interest on loans under life insurance policies assumed by MBL Life, or (c) contributions under group fixed-benefit annuity contracts assumed by MBL Life to fund IRA and Qualified Plans. Under these arrangements, certificates for shares will not be issued.


ACCIDENTAL DEATH BENEFIT


    Shareholders of the Fund between the ages of 18 and 70, except as noted below, are automatically included in a group accidental death insurance policy issued by Fortis Benefits Insurance Company, P.O. Box 27-420, Kansas City, Missouri 64180, to a trustee for the benefit of the shareholders' beneficiaries who may be designated in the Application accompanying this Prospectus. Only one person per Shareholder Account may be insured. In the case of joint owners, only one owner, who may be named in the Application, will be the insured. In the event that the insured sustains accidental bodily injury which results, directly and independently of all other causes, in death within 90 days of the injury, the beneficiaries will, as provided in the policy, receive a benefit payment equal to the value (not to exceed $25,000) of the Shareholder Account at the time the accident occurs. The benefit for shareholders with more than one account will be determined on the basis of the earliest Shareholder Account opened and maintained. No benefit is payable under the policy in the event of accidental death resulting from war, service in the armed forces, suicide or certain other circumstances set forth in the policy. The cost of the policy is borne by First Priority. Although it is intended that the policy be continued as a Master Account Plan feature throughout the existence of the Fund, it may be terminated by the trustee at any time or by the failure of First Priority to pay premiums. Each insured shareholder will receive a certificate evidencing his or her participation under the policy, a copy of which is filed as an exhibit to the registration statement of which this Prospectus is a part. The policy is subject to the insurance laws and regulations of each state in which shareholders reside. Because of state insurance law restrictions, benefits under the policy are not currently available for any shareholder residing in California, Delaware, Florida, Georgia, Hawaii, Indiana, Maryland, New Hampshire, New York, Oregon, South Carolina, South Dakota, or Texas.

AUTHORIZATIONS

    Authorizations with respect to Master Account Plan services may be furnished in the Application or by separate authorization forms available from First Priority. Any authorization may be terminated at any time by the shareholder, First Priority or MBL Life. The cost of providing the Master Account Plan services is borne by MBL Life and, as described above, by First Priority.

                                 CAPITAL STOCK

    The Fund is authorized by its Articles of Incorporation to issue two billion shares of $.01 par value common stock. Shares, when issued, are fully-paid and non-assessable and have no preemptive, conversion or exchange rights.

    All shares of capital stock have equal rights as to redemption and participation in dividends, earnings, and assets remaining on liquidation. Shares may be issued as full or fractional shares, and each fractional share has proportionately the same rights, including voting rights, as are provided for a full share. The rights accompanying Fund shares are nominally vested in the holders of the shares, but where such holders are employee benefit plans or trusts, an opportunity is afforded the beneficial owners of shares to exercise their proportionate voting rights through the nominal holders of the shares.


    Each share of capital stock is entitled to one vote. The shares have "non-cumulative" voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so, and, in such event, the holders of the remaining voting shares will not be able to elect any directors. The Fund holds shareholder meetings in any year in which any of the following is required to be acted on by shareholders: election of a majority of the Fund's Board of Directors, approval of a new investment advisory or distribution agreement or ratification of a change of independent public accountants.


    Under the Fund's Articles of Incorporation, the Board of Directors is authorized to classify or reclassify any unissued capital stock from time to time through the creation of a new class of shares without the necessity of obtaining further approval of shareholders. The purpose of this provision is to provide the Board with the authority to act promptly and in the best interests of existing shareholders if the need should arise as a consequence of future Government regulation.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

    The Fund's net income is determined each day the net asset value of Fund shares is computed. (See "Net Asset Value".) Net income includes accrued interest income plus or minus any amortized purchase discount or premium, less all accrued expenses. The amount of net income when so determined is immediately declared as a dividend to shareholders of record at that time. Shareholders begin earning dividends on the business day immediately following the day that a purchase of shares is effective. (See "How to Purchase Fund Shares".)

    Dividends declared are accrued throughout the month and paid on the last business day of the month in additional shares of the Fund at net asset value. Shareholders may elect to receive dividend payments in cash, instead of additional shares, by notifying the Transfer Agent in writing at least ten days prior to the next scheduled dividend payment date. Share redemption payments, upon the withdrawal of an entire account, will include all dividends through the date of withdrawal.

    Realized gains or losses should not be a significant factor in the computation of net income in view of the Fund's usual intention to hold its portfolio securities to maturity. Net realized short-term gains, if any, will be distributed as part of the Fund's monthly dividend payment. The Fund does not expect to realize any long-term gains.

                               TAX CONSIDERATIONS

    The Fund has qualified and expects to continue to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Fund is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is the Fund's intention to distribute substantially all such income and gains.

    For federal income tax purposes, dividends paid by the Fund from net investment income, and the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions paid by the Fund from the excess of net long-term capital gain over net short-term capital loss will be taxable as long-term capital gains regardless of how long the shareholder has held its shares. These tax consequences will apply regardless of whether the shareholder elects to have distributions reinvested in additional shares or paid in cash. Since the Fund's net investment income is derived from interest rather than dividends, no distributions are eligible for the corporate dividends-received deduction available to corporations. Each shareholder will receive a statement after each calendar year setting forth the amount and character of distributions received from the Fund for federal tax purposes.


    For IRAs and pension plans, dividends and capital gains are reinvested and NOT taxed until a qualified distribution is received from the IRA or pension plan. A 20% withholding is required on the taxable portion of distributions from certain retirement plans that are eligible for direct rollover, but which are not directly rolled into another eligible plan.


    Individuals and certain other classes of shareholders may be subject to back-up withholding of federal income tax on distributions, redemptions, and exchanges if they fail to furnish their correct taxpayer identification number (or are otherwise subject to back-up withholding). Individuals, corporations and other shareholders that are not U.S. persons under the Code are subject to different tax rules.

    In addition to federal taxes, shareholders may be subject to state and local taxes on payments received from the Fund.

    The foregoing is only a summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                      STATEMENT OF ADDITIONAL INFORMATION



TABLE OF CONTENTS

General Information and History...........................................................           1
Investment Restrictions...................................................................           1
Management of the Fund....................................................................           3
Investment Advisory and Other Services....................................................           6
  Advisory and Management Services........................................................           6
  Distribution Services...................................................................           7
  Portfolio Transactions..................................................................           7
Purchase, Exchange, Redemption and Pricing of Securities..................................           8
  Purchase................................................................................           8
  Exchange................................................................................           8
  Redemption..............................................................................           9
  Net Asset Value.........................................................................           9
Retirement Plans..........................................................................          10
The Fund's Yield..........................................................................          11
Taxes.....................................................................................          12
Financial Statements......................................................................          13
Additional Information....................................................................          13


                                 --------------


FOR FURTHER INFORMATION CONCERNING THE FUND, PLEASE CONSULT THE FUND'S STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1997.

                           MAP-GOVERNMENT FUND, INC.

                                520 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3111
                                 1-800-559-5535

                               INVESTMENT ADVISER
                                      AND
                                  DISTRIBUTOR

                     FIRST PRIORITY INVESTMENT CORPORATION
                                520 BROAD STREET
                         NEWARK, NEW JERSEY 07102-3111
                                 1-800-559-5535

                          CUSTODIAN AND TRANSFER AGENT

                       STATE STREET BANK & TRUST COMPANY
                                 P.O. BOX 8500
                        BOSTON, MASSACHUSETTS 02266-8500
                                 1-800-343-0529

                                SPECIAL COUNSEL


                      SUTHERLAND, ASBILL & BRENNAN, L.L.P.

                                WASHINGTON, D.C.

                            INDEPENDENT ACCOUNTANTS

                              PRICE WATERHOUSE LLP
                               NEW YORK, NEW YORK

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.


L                                                                   FS-626(5-97)


                                     [LOGO]

    MAP-GOVERNMENT FUND, INC.              Account
    STATE STREET BANK AND TRUST COMPANY     Number
               SIGNATURE CARD  (for Bank use only)
                                 -----------------
Type or print
---------------------------------------------
  last   name     first   name     middle  initial
--------------------------------------------------
  last name  first name  middle initial
BY SIGNING  THIS  SIGNATURE CARD  THE  UNDERSIGNED
AGREE(S)  TO  BE  BOUND BY  THE  FUND'S  RULES AND
PROVISIONS  REGARDING  REDEMPTIONS  BY  CHECK   AS
STATED  IN THE PROSPECTUS  AND THE APPLICATION AND
ON  THE  REVERSE  OF  THIS  CARD.  EACH  SIGNATORY
GUARANTEES THE OTHER'S SIGNATURE. ALL JOINT OWNERS
MUST SIGN THIS CARD.
/  /  Check here if two signatures are required on
checks.
If  only   one   signature   is   required,   each
shareholder, by giving such instruction, expressly
agrees  to indemnify  and hold  harmless the Bank,
the Fund  and any  of their  directors,  officers,
employees  and agents from  any claim or liability
which may arise in connection with any  redemption
check  reasonably believed to be  signed by one of
the undersigned shareholders.
X ---------------------   X  ---------------------
     signature                           signature

                                  PLEASE NOTE:
  IF THE SERVICE OF REDEMPTIONS BY CHECK  IS DESIRED, THE SIGNATURE CARD AT  THE
LEFT MUST BE COMPLETED AND RETURNED WITH THE PURCHASE APPLICATION. ALL AUTHORIZED PERSONS MUST SIGN TO THE RIGHT OF THE X MARKS.
  For assistance in completing the application and this card, call 1-800-559-5535 or your localFirst Priority Investment Corporation Representative.

                     TO THE BANK NAMED ON THE REVERSE SIDE
    In consideration of your participating in a plan which State Street Bank & Trust (hereinafter known as "State Street") has put into effect by which amounts payable to them as Custodians, or Agents, for investment under investment plans are collected by checks drawn by State Street, State Street hereby agrees:

1. to indemnify and hold you harmless from any loss you may suffer, resulting from or in connection with the execution and issuance of any check, whether or not genuine, purporting to be drawn by or on behalf of, and payable to, State Street, on the account of your depositor(s) executing the authorization on the face hereof and received by you in the regular course of business through normal banking channels for the purpose of payment, including any costs or expenses reasonably incurred in connection with such loss, but excepting any loss due to your payment of any check drawn against insufficient funds.

2. in the event that any such check shall be dishonored, whether with or without cause, and whether intentionally or inadvertently, to indemnify you and hold you harmless from any loss resulting from such dishonor, including your costs and reasonable expenses.

                        MAP-GOVERNMENT FUND, INC

                                 INFORMATION CONCERNING YOUR CHECKS
                  REQUEST AND AUTHORITY TO HONOR CHECKS
           DRAWN BY AND PAYABLE TO STATE STREET BANK & TRUST
                             1. Your  MAP-Government Fund, Inc.  checks are paid
                                 from your Fund account at (PLEASE TYPE
                  OR PRINT ALL ITEMS EXCEPT SIGNATURE)
                                State Street Bank and Trust Company ("State Street").

                             2. In  connection with these  checks, you will have
TO:                      NAME ON YOUR ACCOUNT (AS IT APPEARS ON BANK RECORDS)

                                respect to stop payment orders, "stale"  checks,
                                unauthorized    signatures,   alterations,   and

customADDRESS:           NAME OF YOUR BANK (AND BRANCH, IF ANY)

                                ers do under the Massachusetts Uniform Commercial Code. All Notices with regard to those rights and duties must be given to State Street.

                             3. Stop payment instructions must be given to State

CHECKING ACCOUNT #

                                Street's service phone number for shareholders, 1-800-343-0529. State
   As a convenience to me, I request and authorize you to pay and charge to my account indicated above checks drawn by and payable to the order of State Street Bank & Trust. I agree that your rights with respect to each check will be the same as if it were a check personally signed by me. This authority will remain in force until Street's address is State Street
                                Bank and Trust Company, c/o
MAP-Governrevoked by me in writing, and until you actually receive such notice. I agree that you will be fully protected in honoring any such check.
                                ment Fund, Inc., P.O. Box 8500, Boston, MA 02266-8500.

   I further agree that if a check is dishonored, whether with or without cause and whether intentionally or inadvertently, you will be under no liability.
                             4. Corporations  requesting  checks  must  supply a
                                copy of the appropriate corpo

                                rate resolution with authorized signatures.
DATE                     SIGNATURE (MUST BE THE SAME AS ON YOUR CHECKING ACCOUNT)

                             5. These rules may be amended from time to time.

DATE                     JOINT SIGNATURE (IF ANY ON YOUR CHECKING ACCOUNT)
                                                                                                                        (OVER)

                              MAP-GOVERNMENT FUND, INC.

                         STATEMENT OF ADDITIONAL INFORMATION

                                     MAY 1, 1997

This Statement of Additional Information is not a prospectus but has been incorporated by reference into, and should be read in conjunction with, the Prospectus of MAP-Government Fund, Inc. dated May 1, 1997. A copy of the Prospectus may be obtained from First Priority Investment Corporation ("First Priority"), 520 Broad Street, Newark, New Jersey 07102, Attn: MAP-GOVERNMENT FUND, INC., or by telephoning 1-800-559-5535.


                                  TABLE OF CONTENTS


                                                           Cross Reference
                                                           to Page in
                                                Page       Prospectus

General Information and History . . . . . . .     1             4
Investment Restrictions . . . . . . . . . . .     1             4
Management of the Fund. . . . . . . . . . . .     3             6
Investment Advisory and Other Services. . . .     6             6
   Advisory and Management Services . . . . .     6             6
   Distribution Services. . . . . . . . . . .     7             -
   Portfolio Transactions . . . . . . . . . .     8             -
Purchase, Exchange, Redemption and Pricing
   of Securities. . . . . . . . . . . . . . .     8             7
   Purchase . . . . . . . . . . . . . . . . .     8             7
   Exchange . . . . . . . . . . . . . . . . .     9             9
   Redemption . . . . . . . . . . . . . . . .     9             11
   Net Asset Value. . . . . . . . . . . . . .    10             13
Retirement Plans. . . . . . . . . . . . . . .    10             13
The Fund's Yield. . . . . . . . . . . . . . .    12             -
Taxes . . . . . . . . . . . . . . . . . . . .    13             15
Financial Statements. . . . . . . . . . . . .    14             -
Additional Information. . . . . . . . . . . .    14             -


GENERAL INFORMATION AND HISTORY

    The business history of MAP-Government Fund, Inc. (the "Fund") is described in its Prospectus.


INVESTMENT RESTRICTIONS

    The Fund is subject to the following investment restrictions in addition to those described in the Prospectus. The following restrictions are considered fundamental policies and cannot be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund. The Fund may not:

    1. purchase securities other than those in which the Fund is authorized to invest, as set forth under "The Fund, Its Investment Objective and Policies" in the Prospectus;

    2. borrow money in excess of 5% of its total assets taken at cost, and then only from banks as a temporary measure for extraordinary or emergency purposes, such as to facilitate redemption requests which might otherwise require untimely dispositions of portfolio securities; the Fund will not borrow to increase income (leveraging), provided however, that this restriction shall not apply to reverse repurchase agreements (See Prospectus, "The Fund, Its Investment Objective and Policies");

    3. make loans, except by the purchase of obligations in which the Fund may invest; provided, however, that this restriction shall not apply to repurchase agreements (See Prospectus, "The Fund, Its Investment Objective and Policies");

    4. write, or invest in, put, call, straddle, or spread options or invest in interests in oil, gas or other mineral exploration or development programs;

    5.   purchase securities on margin or sell any securities short;

    6. mortgage, pledge or hypothecate its assets except in an amount up to 5% of its total assets taken at cost, but only to secure borrowings for temporary or emergency purposes; provided, however, that this restriction shall not apply to reverse repurchase agreements (See Prospectus, "The Fund, Its Investment Objective and Policies");

    7. underwrite the securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities");

    8. invest in real estate, real estate investment trust securities, commodities or commodity contracts; or

    9. invest in securities of other investment companies except as they may be acquired as part of a merger, consolidation or acquisition of assets.

MANAGEMENT OF THE FUND

    The directors and officers of the Fund, together with a brief description of their occupations during the past five years, are as follows:

+*  Kathleen M. Koerber, President and Director
    520 Broad Street
    Newark, New Jersey 07102-3111
         Executive Vice President - Operations and Chief Operating Officer, MBL Life since September 1991; Director, First Priority.

+*  William G. Clark, Executive Vice President and Director
    520 Broad Street
    Newark, New Jersey 07102-3111
         Senior Vice President - Pension and Investment Products, MBL Life since 1995, prior thereto Vice President - Group Pension Operations; Director and President, First Priority.

    Horace J. DePodwin, Director
    One Gateway Center, Suite 420
    Newark, New Jersey 07102
         President, Economic Studies, Inc.; Professor and Dean Emeritus, Graduate School of Management, Rutgers - The State University of New Jersey.

    Herbert M. Groce, Jr., Director
    875 Berkshire Valley Road
    Wharton, New Jersey 07885

         The Most Reverend, Archbishop of the Diocese of St. Paul, Metropolitan of the Anglican Rite, Synod of the Americas, The Holy Catholic Church as of November, 1996; prior thereto The Right Reverend, Missionary Bishop of the Diocese of St. Paul, The American Anglican Church as of January 8, 1994; prior thereto The Venerable Archdeacon of the East of the Episcopal Missionary Church from February, 1993 to January, 1994; prior thereto Rector, St. Andrew's Episcopal Church, New York.

    Jerome M. Scheckman, Director
    P.O. Box 807
    Plandome, New York 11030
         Formerly Consultant and Managing Director, Salomon Brothers Inc.; Member of the Corporation, Babson College; Member of the Auxiliary Board, Mt. Sinai Hospital; Member of the Business Advisory Counsel, Alfred University.

-----------------------

 + Member of the Executive Committee.

 * Interested person of the Fund. Prior to May 1, 1994, each individual maintained a similar position and/or title with the Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") that he or she now holds with MBL Life Assurance Corporation ("MBL Life").

 *  David A. James, Vice President and Chief Investment Officer
    520 Broad Street
    Newark, New Jersey 07102-3111
         Senior Vice President - Securities Investments, MBL Life; Portfolio Manager and Member of the Management Committee, MBL Variable Contract Account-7.

 *  Albert W. Leier, Vice President and Treasurer
    520 Broad Street
    Newark, New Jersey 07102-3111
         Vice President and Controller, MBL Life; Director, Vice President and Treasurer, First Priority.

 *  Judith C. Keilp, Vice President and Secretary
    520 Broad Street
    Newark, New Jersey 07102-3111
         Counsel, MBL Life since 1993, prior thereto Associate Counsel; Vice President and Secretary, First Priority.

 *  Christine M. Dempsey, Assistant Treasurer
    520 Broad Street
    Newark, New Jersey 07102-3111
         Director of Financial Reporting, MBL Life since 1994; prior thereto Manager of Financial Reporting Department.

 *  Vicki J. Herbst, Assistant Secretary
    520 Broad Street
    Newark, New Jersey 07102-3111
         Registered Products Compliance Manager, MBL Life since 1994, prior thereto Legal Assistant.


    The above directors and officers, except for Mr. James, hold the same positions with MAP-Equity Fund and MBL Growth Fund, Inc., which are managed by Markston Investment Management ("Markston"), and distributed by First Priority, the investment adviser and principal underwriter, respectively, for these funds. Markston is a New Jersey partnership between Markston International, Inc. and MBL Sales Corporation which is an indirect, wholly-owned subsidiary of MBL Life.

    Mr. Scheckman also serves as a Member of the Management Committee of MBL Variable Contract Account-7, a managed separate account sponsored by MBL Life.








----------------------

    The Fund pays no remuneration to directors who also serve as directors, officers, or employees of MBL Life or First Priority. Aggregate compensation of other directors, who are not interested persons of MBL Life or First Priority, paid by the Fund during 1996 is shown below. The Fund does not pay pension or retirement benefits to the Directors.

                                                      Total Compensation
                                                      from Fund and Fund
 Name of Person,            Aggregate Compen-         Complex Paid to
   Position                 sation from Fund          Directors
-----------------           ------------------        ---------

Horace J. DePodwin,               $2,100                   $6,300
Director

Herbert M. Groce, Jr.,            $2,100                   $6,300
Director

Jerome M. Scheckman,              $2,100                   $8,700
Director


     As of April 1, 1997, the directors and officers of the Fund owned of record approximately .2% of its outstanding shares.

     On April 1, 1997, certain subsidiaries and affiliates of MBL Life owned in the aggregate beneficially and of record 63.14% of the outstanding shares of the Fund. Certain of MBL Life's subsidiaries and affiliates owned 5% or more of the Fund's shares, as follows:

     NAME AND ADDRESS                   PERCENT OWNED
     ----------------                   -------------

     MBL Life Assurance Corporation     16.79%
     Separate Account C
     Newark, New Jersey

     MBL Holding Corporation             7.62%
     Newark, New Jersey

     Muben Realty Corporation            7.53%
     Newark, New Jersey

     The Mutual Benefit                  7.48%
      Capital Companies, Inc.
     Newark, New Jersey

     MBL Life Assurance Corporation      6.02%
     FBO Life Insurance Company
     Guaranty Corporation New York
     New York, New York

     Elliot's Crossing Partners Ltd.     5.03%
     Newark, New Jersey

     The aggregate investments in the Fund made by those subsidiaries and affiliates, noted above, may be deemed to constitute "control" of the Fund, as that term is defined in the Investment Company Act of 1940. Such control will dilute the voting rights of other shareholders.

INVESTMENT ADVISORY AND OTHER SERVICES

     ADVISORY AND MANAGEMENT SERVICES. The Fund's investment adviser is First Priority, a wholly-owned indirect subsidiary of MBL Life.

     Pursuant to an Investment Advisory Agreement dated April 29, 1994, First Priority became the Fund's investment adviser on May 1, 1994. Prior thereto Green Hill Financial Service Corporation ("FISCO"), formerly a wholly-owned indirect subsidiary of Mutual Benefit Life, served as the Fund's adviser. First Priority provides the Fund with all needed investment advisory and management services including investment recommendations, placement of orders for the purchase and sale of investment securities, office space, all necessary office facilities, all personnel reasonably necessary for the Fund's operations and ordinary clerical services, and compensation of directors, officers and employees of the Fund, except for compensation of the Fund's directors who are not interested persons of MBL Life or First Priority.

     Pursuant to a Service Agreement dated April 29, 1994, MBL Life succeeded Mutual Benefit Life as the Fund's service provider. First Priority, the Fund and MBL Life are parties to the Service Agreement, under which MBL Life furnishes, on a cost reimbursement basis, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement.

     From January 1, 1994 through April 30, 1994, respectively, FISCO reimbursed Mutual Benefit Life $25,002 pursuant to the previous Service Agreement. From May 1, 1994 through December 31, 1994 and 1995 and 1996 First Priority reimbursed MBL Life $50,005, $101,744, and $95,113, respectively, pursuant to its Service Agreement.

     For its services, the Fund pays First Priority a periodic fee at the annual rate of .40% of the first $300 million of the Fund's average daily net assets,
 .35% of the next $400 million and .30% of the average daily net assets in excess of $700 million. The fee is computed and accrued daily and paid quarterly.
From January 1, 1994 through April 30, 1994 FISCO received a total advisory fee of $82,265 and from May 1, 1994 through December 31, 1994 First Priority received a total advisory fee of $198,475. During 1995 and 1996, First Priority received a total advisory fee of $326,612 and $388,276, respectively.

     Previously, First Priority undertook to limit the Fund's expenses (other than taxes, interest charges, brokerage commissions and permitted extraordinary expenses) to the annual rate of .75% of the Fund's average daily net asset value. During 1995, First Priority reimbursed the Fund $1,844 pursuant to the undertaking. For the year ended December 31, 1996, no reimbursement was required. First Priority discontinued its undertaking as of May 1, 1997.

     The present Investment Advisory Agreement and Service Agreement were approved on February 13, 1997 by the Fund's Board of Directors, including a majority of the directors who are not parties to the Agreement, nor interested persons, as that term is defined in the Investment Company Act of 1940, of such parties, and were last approved by the Fund's shareholders at a Special Meeting held April 12, 1995. The Investment Advisory Agreement and the Service Agreement will continue from year to year, provided that such continuance is approved at least annually: (a) by the vote, at a meeting, of a majority of the directors who are not parties to the Agreements nor interested persons

(as defined in the Investment Company Act of 1940) of such parties and (b) by the Fund's Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time by any party on written notice of not more than 60 days, nor less than 30 days, and automatically terminates in the event of assignment.

     The Fund pays all corporate expenses incurred in its operation and offering of shares not assumed by First Priority, including brokerage commissions; interest charges; taxes and governmental fees attributable to transactions for the Fund; all other applicable taxes arising out of the investment operations of the Fund, including income and capital gains taxes, if any; administrative expenses in connection with the issue, sale, or redemption of shares; expenses of registering or qualifying shares for sale; charges of the Custodian (for custodial, bookkeeping, and daily share-pricing services), Transfer Agent (including the cost of printing and mailing reports, proxy statements, and notices to shareholders), and registrars; and costs of auditing and (to the extent furnished by outside counsel) legal services.

     DISTRIBUTION SERVICES. First Priority also serves as principal distributor of the Fund's shares pursuant to a Distributor's Agreement with the Fund. As distributor, First Priority does not act as the Fund's agent, but rather as principal which purchases shares from the Fund and resells them for its own account. First Priority has agreed to pay from its own resources certain expenses in connection with the offering and sale of Fund shares, including the expenses of printing and distributing Fund prospectuses; preparing, printing and distributing advertising and sales literature and copies of annual reports used as sales literature; and all other expenses in connection with offering for sale and sale of the Fund's shares which are not specifically allocated to the Fund. First Priority also serves as principal distributor of the shares of MBL Growth Fund, Inc. and MAP-Equity Fund.

     The Distributor's Agreement was approved on February 13, 1997 by the Fund's Board of Directors, including a majority of the directors who are not parties to the Agreements nor interested persons, as defined in the Investment Company Act of 1940, of such parties and who have no financial interest in the operation of the Distributor's Agreement. The Distributor's Agreement will continue from year to year, provided the Board of Directors, including directors who are not interested persons, approves such continuance at least annually.

     State Street Bank & Trust Company, P.O. Box 8500, Boston, Massachusetts 02266-8500 serves as Custodian of the Fund's investment securities and other assets. The Bank also serves as the Fund's Transfer Agent, Shareholder Services Agent and Dividend Disbursing Agent through an affiliate, Boston Financial Data Services, Inc., Two Heritage Drive, Quincy, Massachusetts 02171. In carrying out these functions neither the Bank nor its affiliates perform managerial or policy making functions for the Fund.

     PORTFOLIO TRANSACTIONS. First Priority makes decisions as to buying and selling investment securities for the Fund, subject to supervision by the Fund's Executive Committee and Board of Directors. The Fund's portfolio securities normally will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges, if any, are expected to be paid by the Fund on its portfolio transactions. Purchases from an underwriter generally include a concession paid by the issuer, and transactions with dealers usually include a dealer's mark-up. During 1995 and 1996, no brokerage commissions were incurred on behalf of the Fund.

     In placing orders for the purchase and sale of the Fund's investment securities, First Priority seeks the best execution at the most favorable price, considering all of the circumstances. Where best price and execution may be obtained from more than one dealer, First Priority may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other services to First Priority and the Fund. It is not possible to place a dollar value on information and services received from dealers. To the extent that such services enable First Priority to supplement its own efforts, First Priority will not incur expenses that it otherwise would be required to bear under its Investment Advisory Agreement with the Fund. During the past year, no transactions occurred in which the furnishing of research was a factor in the selection of dealers. No payment was allocated for any products or services providing a research or non-research function. First Priority does not "pay up" for research in principal transactions.

     In accordance with the Service Agreement among First Priority, MBL Life, and the Fund, MBL Life furnishes, through its Securities Investment Division, investment advisory and other personnel, research and statistical facilities, and services required by First Priority in connection with its performance under the Investment Advisory Agreement. Such investment advisory personnel also serve as managers to MBL Life's general account and other accounts of MBL Life that may or may not be registered investment companies. Securities of the same issuer may be included, from time to time, in the portfolio of the Fund and the portfolios of these other entities, where it is consistent with their respective investment objectives. The same is also possible with respect to First Priority's other investment advisory client, MBL Variable Contract Account-7 ("VCA-7"), a separate account of MBL Life registered as an investment company. If these entities desire to buy or sell securities of the same issuer at or about the same time, purchases and sales are made in separate denominations for each individual account. Such a procedure does not involve the division or allocation of securities among the Fund, VCA-7, and the general account of MBL Life or other advisory accounts. It is believed that this procedure generally contributes to better overall execution of the Fund's portfolio transactions.

PURCHASE, EXCHANGE, REDEMPTION AND PRICING OF SECURITIES

     PURCHASE. The methods of purchasing Fund shares, minimum purchase requirements and the way in which the public offering price is determined, as well as the variety of special services available to Fund shareholders, are fully explained in the Fund's Prospectus, "How to Purchase Fund Shares" and "Shareholder Services".

     EXCHANGE. Shares of the Fund may be purchased by exchange of shares of MAP-Equity Fund ("Equity"), a mutual fund investing primarily in equity-type securities, by a request in writing or by telephone. Shares to be exchanged are redeemed at their net asset value as determined at the close of business on the day that an exchange request is received by State Street Bank, if such request is received prior to 4:00 p.m. Eastern Time. (Requests received after 4:00 p.m. will be valued as of the close of business on the next business day.) Shares to be purchased will also be valued as of the close of business on the day that an exchange request is received, if received prior to 4:00 p.m.

Eastern Time. Equity shares are purchased subject to a sales charge of up to 4.75% of the offering price.

     Equity's prospectus and Statement of Additional Information are available upon request and without charge from First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MAP-EQUITY FUND, or by telephoning 1-800-559-5535.

     Shares for which the shareholder is holding physical Certificates must be returned before shares can be exchanged. The exchange must be made between established accounts having identical registrations and addresses.

     A minimum of $250 must be maintained in the shareholder's Fund account. Withdrawals of any balance below the minimum may be by telephone redemption (if the shareholder has authorized telephone redemptions in the Application), or by writing, and will be paid directly to the shareholder. There is no maximum limit on the amount of Fund shares which can be exchanged into Equity. A maximum amount of $250,000 of Equity shares can be exchanged into the Fund. (See Equity's prospectus, "How to Redeem Fund Shares".)

     Initial investments in the Fund exchanged for Equity shares can be used to satisfy a Letter of Intent and are eligible for Rights of Accumulation and Combination Privileges. The full amount of the purchase price for the shares being exchanged must have already been received by the Fund. The account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate IRS Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the Fund.

     Newly acquired shares (through either an initial or subsequent investment) may be exchanged ten days after acquisition, and all other shares may be exchanged after one day. Exchanges in excess of four per year are subject to an exchange fee. The shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides.

     REDEMPTION. Shareholders may redeem all or any portion of their Fund shares at no charge upon request made to the Transfer Agent by any of the means described in the Prospectus, "How to Redeem Fund Shares".

     It is not anticipated that shares will be redeemed other than for cash. However, the Fund reserves the right to limit cash payment on redemption by any shareholder during a 90 day period to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of the period. If the Fund's Board of Directors determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay or satisfy any balance of the redemption price, in whole or in part, by a distribution in kind from the Fund's investment portfolio, in lieu of cash, taking the securities at their value employed for determining such a redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable.

     Although the Fund will seek to maintain a constant net asset value of $1.00 per share, the proceeds of any redemption may be more or less than the shareholder's cost. Redemptions may be made by shareholders through securities dealers who may charge a fee for their services.

     Redemptions may result in adverse tax consequences to shareholders using the Fund as a funding medium for a tax-favored retirement plan.

     NET ASSET VALUE. The net asset value per share of the Fund is determined by dividing the value of the Fund's assets less any liabilities by the number of shares outstanding. In calculating the value of the assets of the Fund, its portfolio securities are valued under the amortized cost method which is described in the Prospectus, "Net Asset Value".

     This method of valuation is permitted under an SEC order and Rule 2a-7 of the Investment Company Act of 1940 pursuant to which the Fund is required to take steps to assure: (a) that its Board of Directors will establish procedures reasonably designed, taking into account market conditions affecting the Fund's investment objective, to stabilize its net asset value at $1.00 per share; (b) that it will (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share,
(ii) not purchase any security with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less and (c) that its Board of Directors will maintain written guidelines for determining that its purchases of portfolio instruments, including repurchase agreements, will be limited to U.S. dollar-denominated instruments which produce minimal credit risks and which are of high quality (as determined by major rating services, or, in the case of unrated securities, of comparable quality as determined by the Board of Directors).

     Although the Fund expects to be able to maintain its net asset value at $1.00 per share by using the amortized cost method of valuation, there is no assurance that events affecting debt securities generally or affecting particular issuers may not cause an adverse change from $1.00.

RETIREMENT PLANS

     Shares of the Fund may be used as a funding medium under the following retirement plans:

     1. retirement plans qualified for special tax treatment under Section 401 of the Internal Revenue Code of 1986, as amended ("Code") and adopted by corporations or self-employed individuals ("Qualified Plans");

     2. Individual Retirement Accounts ("IRA") qualified under Section 408(a) of the Code; and

     3. retirement programs qualified under Section 403(b)(7) of the Code and established for employees of certain educational institutions or organizations described in Section 501(c)(3) of the Code.

     Persons meeting the requirements of the Code may adopt one of these retirement plans and may fund benefits to be provided under the plan with shares of the Fund. Under all retirement plans, dividends or other distributions will be automatically reinvested in additional shares. First Priority Representatives have further details. Persons desiring to create a retirement plan should consult an attorney or other qualified adviser regarding applicable federal and state requirements and related tax consequences, including, among others, adverse tax consequences that may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution amount; certain prohibited transactions, such as a sales, exchange, lease, borrowing, or transfer of assets between a retirement plan account and the participant; and in other specified circumstances. Neither the Fund nor any of its affiliates shall have any responsibility for the legal or tax consequences of a retirement plan purchasing shares of the Fund.

     Code Section 401(a) permits employers to establish various types of Qualified Plans for employees, and permits self-employed individuals to establish Qualified Plans for themselves and their employees. These retirement plans may permit the purchase of the Fund shares to accumulate retirement savings under the plans. Persons desiring to create a Qualified Plan may adopt a prototype plan provided by First Priority and approved by the Internal Revenue Service, or may have legal counsel prepare an individual plan document.

     Prototype IRA Plans, approved by the Internal Revenue Service, are also available from First Priority. The maximum contribution for any participant in an IRA Plan is 100% of earned income, but not greater than $2,000. The IRA deduction is phased-out pro rata between $25,000 and $35,000 of adjusted gross income for a single taxpayer who is covered by certain retirement plans and between $40,000 and $50,000 of adjusted gross income for married taxpayers filing a joint return where either spouse is covered by certain retirement plans. Individuals who are not eligible to make deductible IRA contributions because of their adjusted gross income level and participation in other retirement plans may make non-deductible IRA contributions. Individuals may also contribute up to $2,000 to an IRA established for a non-working spouse. Earnings on all IRA contributions accumulate on a tax-deferred basis. The full initial IRA contribution will be returned to the purchaser under an IRA Plan upon request received by First Priority within seven days of the date of application. Otherwise, an account will be established at the end of the seven day period at the next offering price then applicable. The Code requires a trustee or custodian for an IRA account.

     Any financial institution meeting the requirements of the Code may serve as the custodian for a 403(b)(7) Custodial Account pursuant to a Custodial Agreement. The Custodial Agreement is intended for use by employers and eligible persons who wish to have contributions made by or on behalf of employees pursuant to a Section 403(b) Plan held for their benefit in the Custodial Account, which is invested in shares of the Fund. Any employee eligible to participate in the Section 403(b) Plan may establish a Custodial Account by signing a Custodial Account application and, if applicable, a salary reduction agreement with the employer. In general, the Custodial Account shall be deemed to have been established for an employee upon acceptance of the account application by the custodian and payment to the custodian of the initial contribution in the amount specified pursuant to the agreement. Shares in the Fund will typically be purchased by the custodian on the business day that Federal Funds are available to it, which generally is the second day after receipt by a custodian of a check for the purchase of shares. Contributions made to the Custodial Account are subject to limitations set forth in the employer's plan or in the Code.

     For shares held under a retirement plan, the Fund will honor redemption requests only when submitted through the Plan trustee or custodian. Payments of redemption proceeds to plan participants may be subject to restrictions contained in the plan documents or in the Code.

THE FUND'S YIELD

     The Fund's yield is its investment income, less expenses, expressed as a percentage of assets on an annualized basis for a specified period. The yield is expressed as a current annualized yield and as a compounded effective yield. From time to time, it may be quoted in sales literature, advertisements and reports.

     The current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the period, and annualizing the quotient on a 365-day basis. The net change in account value reflects the value of additional shares purchased with dividends from the original shares in the account during the period, dividends declared on such additional shares during the period, and expenses accrued during the period.
The compounded effective yield is determined by dividing the current annualized yield by the number of days in the period to determine the average daily yield over the period and compounding the average daily yield on a daily basis over a 365-day period. For the seven-day period ended December 31, 1996 the Fund's current annualized yield was 4.85% and its effective compounded yield was 4.97%. For the seven-day period ended March 31, 1997, the Fund's "yield" was 4.72% and its "effective yield" was 4.84%.

     The Fund's yield may be useful as a basis for comparison with other investment alternatives. However, it should be noted that the Fund's yield is not guaranteed. The yield will fluctuate daily and the yield for any previous period is not indicative of future yields or dividend payments.

     Although the calculation of yield does not recognize any realized or unrealized gains or losses on the Fund's investments, the dividends paid during a period will include any realized gains or losses and, therefore, may not be the same on an annualized basis as the yield. (See the Prospectus, "Dividends and Capital Gains Distributions".)

TAXES

     The Fund intends to qualify and to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). The "Distribution Requirement," in order to qualify for that treatment, is that the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions. The Fund must also meet the following additional requirements: (1) The Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) The Fund must derive less than 30% of its gross income each taxable year from gains (without including losses) on the sale or other disposition of securities, or any of the following, that were held for less than three months - options, futures, or forward contracts (other than those on foreign currencies), or foreign currencies (or options, futures, or forward contracts thereon) that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); (3) At the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RIC's and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer; and
(4) At the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RIC's) of any one issuer.

     The Fund will be subject to a nondeductible 4% excise tax on amounts not distributed to shareholders on a timely basis. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

     Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect to investments by foreign investors.

     The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a complete explanation of the Federal tax treatment of the Fund's activities. Potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any applicable state, local, or foreign taxes.

FINANCIAL STATEMENTS

     The Fund incorporates by reference into this Statement of Additional Information the Financial Statements, including the Schedule of Portfolio Investments and Financial Highlights and the Report of Independent Accountants thereon, contained in its 1996 Annual Report to Shareholders.

     Copies of the Fund's financial statements are mailed to each shareholder semiannually. The Fund's annual financial statements are audited by a firm of independent accountants. The firm of Price Waterhouse LLP has been selected to audit the Fund's financial statements for the current fiscal year. The Fund will furnish, without charge, an additional copy of the Annual Report upon request made to: First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102-3111, ATTN: MAP-GOVERNMENT FUND, INC., telephone number 1-800-559-5535.

ADDITIONAL INFORMATION

     This Statement of Additional Information, and the Prospectus to which it relates, omit some information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. Copies of such information may be obtained from the Commission upon payment of the prescribed fees.

                             MAP - GOVERNMENT FUND, INC.

                                        PART C
                                  OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial Statements

       The following Financial Statements are incorporated into Part B of this Registration Statement by reference to the Annual Report to Shareholders dated December 31, 1996, as filed with the Commission pursuant to Rule 30b2-1 under the Investment Company Act of 1940 on February 27, 1997 (Accession No. 0000705677-97-000002).

       Report of Independent Accountants
       Statement of Assets and Liabilities as of December 31, 1996. Statement of Operations, Year Ended December 31, 1996.
       Statement of Changes in Net Assets, For Each of the Two
         Years in the Period Ended December 31, 1996.
       Schedule of Portfolio Investments, December 31, 1996.
       Financial Highlights for Each of the Ten Years in the Period Ended December 31, 1996.

(b)    Exhibits. *

  (1) Articles of Incorporation, incorporated by reference to earlier filing on August 23, 1982, SEC File No. 2-78975, Exhibit #1 of Form N-1 Registration Statement.

  (2) By-Laws, as amended February 7, 1989, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-78975, Exhibit #2 to Post-Effective Amendment #8 of Form N-1A.

  (3)  Not applicable.

  (4) Specimen Stock Certificate, incorporated by reference to earlier filing on April 28, 1989, SEC File No. 2-78975, Exhibit #2 to Post-Effective Amendment #8 of Form N-1A.

  (5) (a) Investment Advisory Agreement, dated April 29, 1994, between Registrant and First Priority Investment Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-778975, Exhibit (5)(a) to Post-Effective Amendment No 13.

       (b) Service Agreement, dated April 29, 1994, among Registrant, First Priority Investment Corporation, and MBL Life Assurance Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-778975, Exhibit (5)(b) to Post-Effective Amendment No 13.

  (6) (a) Distributor's Agreement, dated April 29, 1994, between Registrant and First Priority Investment Corporation, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-778975, Exhibit (6)(a) to Post-Effective Amendment No 13.

  (6) (b) Form of Selling Group Agreement between First Priority Investment Corporation and selected dealers, incorporated by reference to earlier filing on April 29, 1994, SEC File No 2-778975, Exhibit (6)(b) to Post-Effective Amendment No 13.

  (7)  Not applicable.

  (8) Custodian Fee Schedule, revised December 18, 1992, to the Custodian Agreement dated March 4, 1988 between Registrant and State Street Bank and Trust Company, incorporated by reference to earlier filing on April 29, 1988, SEC File No. 2-78975, Exhibit #8 to Post-Effective Amendment #7 of Form N-1A. Revision dated December 18, 1992, incorporated by reference to earlier filing on April 30, 1993, SEC File No. 2-78975, Exhibit #8 to Post-Effective Amendment #10 of Form N-1A.

  (9) Fee Information for Services as Plan, Transfer, and Dividend Disbursing Agent to the Transfer Agent Agreement dated March 4, 1988, amended February 3, 1992, between Registrant and State Street Bank and Trust Company, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-78975, Exhibit #9 to Post-Effective Amendment #11 of Form N-1A.

 (10) Opinion and Consent of Special Counsel, incorporated by reference to earlier filing on December 8, 1982, SEC File No. 2-78975, Exhibit #10 to Pre-Effective Amendment #1 of Form N-1 Registration Statement.

 (11)  CONSENT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS.

 (12)  Not applicable.

 (13) Investment Letter of Mutual Benefit Life dated November 10, 1982, incorporated by reference to earlier filing on December 8, 1982, SEC File No. 2-78975, Exhibit #13 to Pre-Effective Amendment #1 of Form N-1 Registration Statement.

 (14) (a) Prototype Individual Retirement Account Application and Custodian Agreement, incorporated by reference to earlier filing on December 8, 1982, SEC File No. 2-78975, Exhibit #14(a) to Pre-Effective Amendment #1 of Form N-1 Registration Statement.

       (b) Prototype Corporate Pension and Profit Sharing Plans and Trusts, incorporated by reference to earlier filing on December 8, 1982, SEC File No. 2-78975, Exhibit #14(b) to Pre-Effective Amendment #1 of Form N-1 Registration Statement.

       (c) Prototype Individual Retirement Account Trust sponsored by Mutual Benefit Trust Company, incorporated by reference to earlier filing on April 24, 1984, SEC File No. 2-78975, Exhibit 14(c) to Post-Effective Amendment #3 of Form N-1 Registration Statement.

 (14) (d) Prototype Section 403(b)(7) Custodial Account Agreement sponsored by Mutual Benefit Trust Company, incorporated by reference to earlier filing on April 30, 1992, SEC File No. 2-78975, Exhibit #14 to Post-Effective Amendment #11 of Form N-1A.

 (15)  Not applicable.

 (16) SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS IN REGISTRATION STATEMENT IN RESPONSE TO ITEM 22.

 (17) Accidental Death Insurance Policy, incorporated by reference to earlier filing on December 8, 1982, SEC File No. 2-78975, Exhibit #16 to Pre-Effective Amendment #1 of Form N-1 Registration Statement.

 (18)  Price Make-Up Sheet.**

 (27)  FINANCIAL DATA SCHEDULE.

 --------------------------------------------------

  *    Page numbers inserted in manually signed copy only.

 **    Incorporated by reference to the 1996 Annual Report to Shareholders.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

       As of April 1, 1997, MBL Life Assurance Corporation ("MBL Life") and certain subsidiaries and affiliates owned in the aggregate beneficially and of record 78% of the Fund. MBL Life may be deemed to "control" the Fund, as that term is defined in the Investment Company Act of 1940. Such control will dilute the voting rights of other shareholders.

       MBL Life is a stock life insurance company organized under the laws of New Jersey. The voting stock of MBL Life was transferred to a Stock Trust established by the Plan of Rehabilitation of Mutual Benefit Life, as approved by the Superior Court of New Jersey, having the Commissioner of Banking and Insurance of the State of New Jersey as Trustee. The Trust will terminate no later than December 31, 1999. Pursuant to a settlement agreement, an Order was issued on January 9, 1997 ending all Plan-related litigation, and awarding 30% of the value of the Trust at its termination to eligible MBL Life policyholders, and 70% to the Class Four Creditors (as defined in the Plan) of Mutual Benefit Life.

       As of April 1, 1997, those persons under common control with MBL Life are illustrated by the chart on the following page.

       All corporations are organized under the laws of New Jersey except where a different state is indicated.

       [The following page contains an organizational diagram of the direct and indirect subsidiaries of MBL Life and the mutual funds sponsored by MBL Life. The diagram indicates the states of incorporation for each entity and the percentage of voting securities controlled by MBL Life.]


                                        CHART

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

       Title of Class        Number of Record Holders
       Common Stock          As of April 1, 1997:   695


ITEM 27. INDEMNIFICATION.

       (a)    Insurance Policies:

       The Registrant maintains investment company errors and omissions insurance covering those directors who are not interested persons of the Registrant. This policy, subject to the terms and conditions of the policy, protects those directors from legal liabilities and expenses which they may incur as a result of claims for breach of duty, negligent acts, errors, omissions, misstatements or misleading statements committed or alleged to have been committed by them in their capacity as directors of the Registrant. The policy, subject to the terms and conditions of the policy, would also insure the Registrant. The policy excludes expenses and liabilities based upon, among other things, any claim alleging dishonesty or fraudulent acts or omissions, or any criminal or malicious acts or omissions. The limits on the policy are $2,000,000 each wrongful act and $2,000,000 aggregate.

       Notwithstanding any agreement or document to the contrary, the Registrant undertakes not to insure any director for any liability the insurance of which has been determined to be prohibited under the federal securities laws.

       The Registrant is the joint owner of the policy with MAP-Equity Fund, MBL Growth Fund, Inc., and MBL Variable Contract Account-7 and the premiums are divided based on the proportion of each entity's net assets to the total net assets of all the joint insureds.

       The Registrant also maintains an Investment Companies Blanket Bond covering the Registrant against larceny and embezzlement committed by any director, officer or employee of the Registrant or its adviser who may have access to securities or funds of the Registrant.

       (b)    Maryland Law and By-Law Provisions:

       Set forth below is a composite summary of the general effect of applicable provisions of Maryland law and the Registrant's By-Laws regarding indemnification of and advancement of legal expenses to the Registrant's officers and directors (collectively, "Indemnitees").

       The Registrant shall indemnify any Indemnitee who is or is threatened to be made a party to any legal proceeding by reason of his service to the Registrant, if the Indemnitee (1) acted in good faith; (2) reasonably believed (a) that his conduct was in the Registrant's best interests, or
       (b), if the conduct was not in an official capacity, that the conduct was at least not opposed to the best interests of the Registrant; (3) in the case of any criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; (4) in any proceeding by or in the right of the Registrant, is not adjudged to be liable to the Registrant; and
       (5) in any proceeding charging improper personal benefit, is not adjudged to be liable on the basis that personal benefit was improperly received. Such indemnification shall be made against judgments, penalties, fines, settlements and reasonable expenses actually incurred by the Indemnitee, except that in the case of an action by or in the right of the Registrant, such indemnification shall be limited to reasonable expenses only.

       The determination whether the Indemnitee has met the foregoing standards shall be made (1) by a majority vote of a quorum of the Board of Directors consisting of directors not at the time parties to the proceeding; (2) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors consisting solely of two or more directors (a) not at the time parties to the proceeding and (b) duly designated to act in the matter by a majority vote of the entire Board of Directors (including any parties to the proceeding); (3) by special legal counsel selected by a majority vote of (a) a quorum of the Board of Directors consisting of directors not at the time parties to the proceeding, (b) a committee of the Board selected as set forth in
       (2) above, or (c) if the requisite quorum of the Board cannot be obtained and the committee cannot be established, the entire Board, in which directors who are parties may participate; or (4) by majority vote of all the shares of the capital stock of the Registrant at the time outstanding and entitled to vote, except that shares held by any Indemnitees who are parties to the proceeding may not be voted.

       In advance of the final disposition of any proceeding, after a determination as provided in the preceding paragraph that the facts then known do not show that the Indemnitee has not met the standards of indemnification set forth above, the Registrant shall pay or reimburse reasonable expenses incurred by an Indemnitee party to a proceeding upon receipt of (1) a written affirmation by the Indemnitee of his good faith belief that he has met the standards for indemnification and (2) a written undertaking, in the form of an unsecured unlimited general obligation by or on behalf of the Indemnitee, to repay the amount advanced, if it is ultimately determined that he did not meet such standards.

       The Registrant may also, in its discretion, indemnify or advance expenses to any officer who is not a director, or any other agent or employee of the Registrant, in which case the foregoing standards, procedures or limitations may or may not be observed. Nevertheless, notwithstanding any of the foregoing, except as provided by the statutory provisions referred to below, no indemnification shall be made to any director or officer against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties involved in the conduct of his or her office ("Disabling Conduct"). The means for determining whether indemnification shall be made shall be (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct, or
       (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, by (a) the vote of a majority of a quorum of Directors who are neither "interested persons" of the Registrant nor parties to the proceeding ("Disinterested Non-Party Directors"), or (b) an independent legal counsel in a written opinion. Furthermore, no advancement of monies for the defense of a proceeding brought against a director or officer of the Registrant should be made unless (1) such advance is limited to attorney's fees or other expenses incurred or to be incurred in defending the proceeding, (2) an undertaking is furnished by or on behalf of the Indemnitee to repay the advance unless it is ultimately determined that he or she is entitled to indemnification, and
       (3) the Indemnitee complies with at least one of the following conditions: (a) the Indemnitee shall provide a security for his undertaking, (b) the Registrant shall be insured against losses arising by reason of any lawful advances, or (c) a majority of a quorum of the Disinterested Non-Party Directors, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification.

       The applicable Maryland statute further provides that an Indemnitee shall be indemnified (1) against the reasonable expenses of defending any proceeding which he is wholly successful in defending, and (2) to such further extent as a court may deem fair and reasonable under the circumstances, provided that, in the latter case, the indemnification shall be limited to expenses if the proceeding is by or in the right of the Registrant or if the Indemnitee has been adjudged liable on the basis of improper receipt of personal benefit.

       (c)    Distributor's Agreement:

       Under the Distributor's Agreement between the Registrant and First Priority Investment Corporation ("First Priority"), First Priority agrees to indemnify the Registrant and its officers and directors and controlling persons from all liabilities and expenses arising out of certain actual or alleged material misstatements or other mistakes, negligence or willful misconduct of First Priority or any of its agents or employees in connection with sales of the Registrant's shares.

       (d)    Undertaking:

       Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

       First Priority, the Registrant's investment adviser, is a wholly-owned indirect subsidiary of MBL Life. First Priority also serves as investment adviser to MBL Variable Contract Account-7. First Priority also acts as principal distributor of shares of the Registrant, MBL Growth Fund, Inc., MAP-Equity Fund, MBL Variable Contract Account-2, MBL Variable Contract Account-3, MBL Variable Contract Account-7, and engages in the sale of other investment company securities and other financial products as described in the Prospectus constituting Part A of this Registration Statement and in the Statement of Additional Information constituting Part B. The table below sets forth certain information as to First Priority's directors and officers.

     Name and Principal           Positions with              Position with
       Business Address*          First Priority               Registrant
      -------------------         --------------              -----------

     William G. Clark              Director and               Director and
                                   President                  Executive Vice
                                                              President

     Robert T. Budwick             Director and Chief         ----
                                   Investment Officer

     Frank D. Casciano             Director, Vice President   ----
                                   and General Counsel


     Alan J. Bowers                Director                   ----

     Kathleen M. Koerber           Director                   Director and
                                                              President

     Albert W. Leier               Director, Vice             Vice President
                                   President and              and Treasurer
                                   Treasurer

     Judith C. Keilp               Vice President and         Vice President
                                   Secretary                  and Secretary

     Christopher S. Auda           Vice President             ----

     James Switlyk                 Second Vice President      ----


     -------------------------------------------

     * All the individuals named above maintain offices at 520 Broad Street, Newark, New Jersey 07102.

ITEM 29.  PRINCIPAL UNDERWRITERS.

          (a)  See Item 28 above.

          (b)  See Item 28 above.

          (c)  Not applicable.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS.

          All accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained at the offices of Registrant and Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, or the Registrant's Distributor, First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey.


ITEM 31.  MANAGEMENT SERVICES.

       Other than as set forth under the caption "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement and under the caption "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B, Registrant is not a party to any management-related service contract.


ITEM 32.  UNDERTAKINGS.

       The Registrant undertakes to furnish to each person to whom a prospectus is delivered, without charge, a copy of the Annual Report to Shareholders, upon request made to: First Priority Investment Corporation, 520 Broad Street, Newark, New Jersey 07102, ATTN:
          MAP-GOVERNMENT FUND, INC., or by telephoning 1-800-559-5535.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of April, 1997.


                                        MAP-GOVERNMENT FUND, INC.
                                             (Registrant)


                                   By:   KATHLEEN M. KOERBER
                                        (Kathleen M. koerber, President)


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.



Signature                     Title                         Date

 KATHLEEN M. KOERBER          President and Director        April 28, 1997
------------------------      (Principal Executive
(Kathleen M. Koerber)         Officer)



 WILLIAM G. CLARK             Executive Vice                April 28, 1997
------------------------      President and Director
(William G. Clark)


 HORACE J. DEPODWIN           Director                      April 28, 1997
------------------------
(Horace J. DePodwin)


 HERBERT M. GROCE, JR.        Director                      April 28, 1997
------------------------
(Herbert M. Groce, Jr.)


 JEROME M. SCHECKMAN          Director                      April 28, 1997
------------------------
(Jerome M. Scheckman)


 ALBERT W. LEIER              Vice President and            April 28, 1997
------------------------      Treasurer (Principal
(Albert W. Leier)             Financial and Accounting
                              Officer)

                              MAP-GOVERNMENT FUND, INC.

                                    EXHIBIT INDEX


EXHIBIT
-------

EXHIBIT (11)   -    CONSENT OF PRICE WATERHOUSE LLP,
                    INDEPENDENT ACCOUNTANTS.

EXHIBIT (16)   -    SCHEDULE FOR COMPUTATION OF
                    PERFORMANCE QUOTATIONS.


EXHIBIT (27)   -    FINANCIAL DATA SCHEDULE.